SynCardia
A Picard Medical Company

PICARD MEDICAL, INC

NYSE: PMI

Investor Presentation: August 2026



SAVING LIVES,
ONE HEART AT A TIME

SynCardia's products are approved for sale in the U.S. and Canada only.

Disclaimers

This presentation has been prepared by Picard Medical Inc. ("PMI," the "Company," "we," "us" or "our") for informational purposes only and does not purport to contain all information that may be required to evaluate PMI, its securities, its business, its financial condition or its prospects. The information in this presentation is qualified in its entirety by, and should be read together with, the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ended December 31, 2025, subsequent amendments and Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings. These filings include important risk factors and other information regarding the Company's business, financial condition, results of operations, liquidity, capital needs, regulatory status, product development activities, intellectual-property position, competition, litigation and internal controls.

This presentation is not intended to be, and must not be construed as, an offer to sell, a solicitation of an offer to buy or a recommendation to purchase, sell or hold any securities of the Company. No securities regulatory authority has approved or disapproved of this presentation or passed upon the accuracy or adequacy of its contents. Any offer or sale of securities, if made, will be made only pursuant to definitive offering documents and in compliance with applicable securities laws.

The Company makes no representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation, and the Company disclaims any obligation to update or revise the information except as required by applicable law. Information contained in this presentation speaks only as of the date indicated, or, if no date is indicated, as of the date of this presentation. Certain market, industry, competitive, clinical, regulatory and statistical information has been obtained from Company filings, Company records and/or third-party sources that the Company believes to be reliable; however, third-party information has not been independently verified and may be based on assumptions, estimates or methodologies that are subject to change.

Information contained on, or accessible through, the websites identified in this presentation is not incorporated by reference into this presentation and should not be considered part of this presentation. Product and regulatory statements are subject to applicable indications, labeling, regulatory clearances or approvals and local requirements. The SynCardia Total Artificial Heart is approved for sale in the United States and Canada for indicated bridge-to-transplant use; EU MDR certification and other international approvals are pending or under evaluation and are not assured. Development-stage products and product enhancements, including next-generation driver systems and the Emperor TAH, may never be approved or commercialized.

This presentation is not medical advice and is not intended to substitute for professional medical advice, diagnosis or treatment. Individual patient outcomes vary, and no clinical or patient example should be interpreted as representative of all patients or as a guarantee of outcomes. All trademarks, service marks and trade names appearing in this presentation are the property of their respective owners.

Unless this presentation has been publicly furnished, filed or otherwise disseminated in a manner reasonably designed to provide broad, non-exclusionary distribution to the public, it may be provided only to persons who owe the Company a duty of trust or confidence or who have expressly agreed to maintain the information in confidence. Recipients should not trade in the Company's securities while in possession of material nonpublic information.

Forward-Looking Statements

This Presentation contains statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Presentation, including statements regarding Picard Medical Inc. and its wholly owned subsidiary SynCardia Systems, LLC, their business, strategy, products, technology, market opportunity, regulatory pathway, commercialization plans, manufacturing and supply chain initiatives, financial condition, results of operations, capital requirements, prospects and future performance, are forward-looking statements. Forward-looking statements can generally be identified by the use of words such as "may," "should," "could," "will," "expects," "seeks to," "anticipates," "plans," "believes," "estimates," "intends," "predicts," "projects," "forecasts," "potential," "continue," or similar expressions and the negative of such terms, although not all forward-looking statements contain these identifying words.

Forward-looking statements in this Presentation include, without limitation, statements regarding the Company's mission to advance heart replacement technology, the Company's position in the total artificial heart market, the market opportunity associated with advanced heart failure and the limited availability of donor hearts, expected growth drivers, product adoption, physician training, Centers of Excellence, manufacturing capacity, supply chain optimization, gross margin improvement, patient access, clinical evidence generation and market awareness. Forward-looking statements also include statements regarding the SynCardia Total Artificial Heart, the Companion C2 Driver, the Freedom Driver, the Unicorn next-generation pneumatic driver, the Emperor total artificial heart platform, the Emperor Drive System, potential expanded indications and labeling, intellectual property protection, regulatory submissions, regulatory approvals and clearances, including potential NMPA, FDA Breakthrough Device Designation, IDE, PMA and other regulatory milestones, and potential commercialization timelines.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of numerous factors, including risks related to the Company's ability to maintain existing regulatory approvals and obtain additional approvals or expanded indications, successfully develop and commercialize next-generation products and drivers, scale manufacturing and supply chain operations, generate and validate clinical evidence, achieve adoption by hospitals and transplant centers, compete with existing and emerging technologies, protect intellectual property, raise or access capital, manage operating losses and liquidity, comply with applicable laws and regulations, and address litigation, regulatory or other proceedings.

Investors should not place undue reliance on forward-looking statements. Additional information about the Company, including risk factors that may affect the Company's business, financial condition and results of operations, is contained in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q, which are available free of charge on the SEC's website at http://www.sec.gov and on the Company's investor relations website at https://picardmedical.com/. Forward-looking statements speak only as of the date they are made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Our Mission

To **pioneer the future of heart replacement** by providing the **world's first Total Artificial Heart** and developing the **next-generation system as an alternative to transplantation**

SynCardia At-a-Glance

- **Market Leader:** Global innovator in total artificial heart technology and a wholly owned subsidiary of Picard Medical, Inc. (NYSE American Ticker: PMI).
- **Only FDA-Approved TAH:** The SynCardia Total Artificial Heart ("STAH") is the only commercially available total artificial heart approved by the FDA and Health Canada.
- **Global Reach:** Over 2,100 implants performed at hospitals across 27 countries.
- **Life-Saving Technology:** Replaces both ventricles and all four valves, providing immediate and complete cardiac output.
- **Next Generation Pipeline:** Developing the Emperor fully implantable total artificial heart platform, positioning SynCardia to extend its leadership beyond bridge-to-transplant and into future long-duration mechanical circulatory support markets.


PMI
NYSE
SynCardia
PICARD
PMI
NYSE

Sources: PMI SEC filings; SynCardia Systems, LLC internal company and product development information; FDA and Health Canada regulatory information.

SynCardia's products are approved for sale in the U.S. and Canada only.

Driving Scalable Growth with an Experienced, Results-Focused Team



Interim CEO

Dr. Richard Fang

Richard Fang, Ph.D., is the founder and former CEO of Reach Surgical, a minimally invasive surgical instruments company he built over 15 years into an industry-leading international brand with a presence across six continents. His tenure culminated in the company's sale to a private equity buyer. Prior to founding Reach Surgical, he led R&D initiatives at Johnson & Johnson in the United States. Richard holds a Ph.D. in Physics from Purdue University and an MBA from the University of Cincinnati. He is now Founding Partner and Managing Director of Hunniwell Lake Ventures, where he draws on his operating and international experience to invest in overlooked segments of the medical device industry.



COO

Matt Schuster

Matt Schuster was appointed Chief Operating Officer in November 2023 after serving as SynCardia's Director of Research and Development from May to November 2023. His experience includes leadership roles at Roche, including Systems Development Lead and Staff Mechanical Engineer, as well as serving as SynCardia's Director of Manufacturing and Facilities from 2018 to 2021, where he contributed to the development of the 50cc Total Artificial Heart and next-generation pneumatic driver. Matt holds a Bachelor's degree in Mechanical Engineering from Northern Arizona University.



CAO

Georgina Smith, CPA

Georgina Smith was appointed Chief Accounting Officer effective June 1, 2026, after serving as SynCardia's Controller from January to May 2026. Previously, she was Assistant Corporate Controller at Rain Bird Corporation, where she oversaw accounting governance, financial reporting, regulatory compliance, internal controls, and audit readiness, following roles of increasing responsibility at Tucson Electric Power, including Manager of External Reporting. Ms. Smith holds an MBA and a B.S. in Accounting from the University of Arizona and is a Certified Public Accountant in Arizona.

Johnson&Johnson | RAIN BIRD | Sion Power | Roche | UNS

Sources: PMI SEC filings, SynCardia Systems, LLC

SynCardia — A Picard Medical Company | PICARD MEDICAL, INC

Company Snapshot: Picard Medical (NYSE: PMI)

Picard Medical, Inc.	Parent Company of SynCardia Systems, LLC
Exchange / Ticker	NYSE American: PMI
Price Range	$3.08 low, $684 high*
Market Capitalization	~$6.75M*
Average Trading Volume	~741.03K*
Common Stock Issued and Outstanding	2,055,277**
Options Outstanding	251,738**
Options Vested	232,643**

*Market data as of August 19, 2026, with previous close price of $3.26. Note, $684 price range high due to 50:1 reverse stock split effect July 31, 2026.
**Options outstanding and vested as of June 30, 2026; weighted average exercise price of $17.30 and $12.71, respectively; weighted average remaining term of 8.19 years and 8.17 years, respectively. As of August 17, 2026, there were 2,338,634 shares of common stock, as reported on the cover of the Company's Form 10-Q for the quarterly period ended June 30, 2026.

Sources: Finviz; Picard Medical, Inc. Form 10-Q for the quarterly period ended June 30, 2026.

SynCardia's products are approved for sale in the U.S. and Canada only.

The Problem: Demand for Donor Hearts Continues to Exceed Supply

Significant Unmet Need:
At least **300,000**[2]
patients in the United States are living with advanced heart failure and may benefit from a durable mechanical circulatory support solution.

U.S. heart transplant demand continues to exceed donor availability[1]

9,400+	5,500+	4,636
Patients on U.S. heart transplant waiting list	New patients added to the waiting list annually	Amount of donor hearts transplanted in 2024

1) U.S. heart transplant waiting list statistics for 2024.
2) 2) OPTN/SRTR Annual Data Report 2024 (Heart); Picard Medical, Inc. SEC filings; SynCardia Systems, LLC.

SynCardia's products are approved for sale in the U.S. and Canada only.

Designed for Hospital and Home Use

The STAH is intended to **replace a failing or failed human heart** in patients with **advanced stage heart failure** and in need of a heart transplant. The STAH is **available in two sizes** and comes with **Hospital** and **Portable Home Drivers.**

Total Artificial Heart


70cc
50cc

C2 Driver for Use in Hospital



Freedom Driver for Home Use


Backpack-wearable device

Each patient is **implanted with a pair of ventricles** driven by either the Companion C2 Driver or the Freedom Home driver, depending upon the situation of the patient.

Source: SynCardia Systems, LLC

(1) SynCardia Systems LLC internal implant data

Clinically Validated: Peer-Reviewed Outcomes Demonstrate STAH Survival Advantage With Over 2,100 STAH Implants

79% Survival Rate to transplantation (vs. 46% in control group)[1]
Historical pivotal clinical trial of SynCardia TAH (2004)

70% Survival Rate at one year after heart transplant[2]

75% Survival Rate at one year after heart transplant[2]

Over 2,100 SynCardia Total Artificial Heart Implants[3]

Over 8 Years Longest Living patient on the STAH[3]


The NEW ENGLAND JOURNAL of MEDICINE

Clinical Use USPs

(1) Copeland JG et al.; N Engl J Med. 2004 Aug 26;351(9):859-67; Control group = matched with patients in the protocol group according to inclusion and exclusion criteria but who had not received any mechanical circulatory support.
(2) Carrier, Michel et al.; The Journal of Heart and Lung Transplantation, Volume 40, Issue 3, 220–228
(3) SynCardia Systems LLC internal implant data

SynCardia's products are approved for sale in the U.S. and Canada only.

20 Years of Leadership: From First FDA Approval to Future Innovation - Proven Legacy in Total Artificial Hearts

2004 — Patient Hospitalized

FDA approves 70cc STAH



2012 — Patient Mobile in Hospital

FDA approves Companion C2 Driver



2014 — Patient Mobile in Home

FDA approves Freedom Driver



2020 — Children & Small Adults

FDA approves 50cc STAH



2023 — New Driver Development Begins

Unicorn Driver



2024 — Path to Fully Implantable Begins

Emperor TAH



First and only company to receive TAH approval by FDA

Notes: Approval years: 2004 – 70cc ventricles; 2012 – Companion C2 driver; 2014 – Freedom Portable Home driver; 2020 – 50cc STAH ventricles. The original CSS driver was used beginning in 2004 until the C2 driver was approved in 2012.
Sources: PMI SEC filings & SynCardia Systems, LLC

SynCardia's products are approved for sale in the U.S. and Canada only.

Utilized by High Volume Transplant Centers Across the U.S. and Europe



The First and Only

Commercially Available Total Artificial Heart in the U.S. & Canada

Ascension Saint Thomas
Banner University Medical Center Phoenix
BaylorScott&White
Cedars Sinai
Cincinnati Children's
C.S. Mott Children's Hospital
Baylor College of Medicine
The Texas Heart Institute
Centre Hospitalier Universitaire de Nantes
NYU Langone Health
Texas Children's Hospital
UCSF Health
The Ohio State University Wexner Medical Center
UAB Medicine
Mount Sinai Medical Center
VCU Medical Center
Hôpital Pitié-Salpêtrière AP-HP
HDZ NRW
Les Hôpitaux Universitaires de Strasbourg
ДЕДИЊЕ

Center of Excellence (CoE): A high standard transplant / heart failure center prioritized for STAH use, training, and collaboration. Selected for high-impact case volume, clinical reputation, and data generation
SynCardia Systems, LLC internal implant data

SynCardia's products are approved for sale in the U.S. and Canada only.

Lev'Veon's Story: Courage, Innovation, and a Lifesaving First


C.S. MOTT
CHILDREN'S HOSPITAL


Lev'Veon Jones-White
Mott Children's Hospital

Age: 10 years old

Mott Children's Hospital First STAH Implant

Read his story

Sources: Mott Children's Hospital, Michiganmedicine.org

From Patient to Patient Advocacy





Johnny Lemucchi, 55 years old

Cedars Sinai, Los Angeles

After receiving a SynCardia Total Artificial Heart, Johnny Lemucchi founded Unique Beating Hearts to help others facing advanced heart failure.

Unique Beating Hearts

Unique Beating Hearts

A nonprofit providing peer support for patients and families navigating advanced heart failure.

Supports patients through:

- One-on-one peer mentoring
- Guidance from lived experience
- Ongoing support for patients and caregivers

Helping patients move from surviving heart failure to supporting others facing the same journey.

Sources: Unique Beating Hearts & SynCardia Systems, LLC

SynCardia A Picard Medical Company | PICARD MEDICAL INC

Growth Drivers: Advancing Innovation, Expanding Access and Scaling Operations

Innovation Pipeline
Advance the Emperor Drive and next-generation pneumatic driver technologies.

Manufacturing & Margin Expansion
Optimize manufacturing and the supply chain to improve scalability and gross margins. NMPA expected Q427.

Centers of Excellence[1]
Expand physician training and support high-performing implant centers to drive adoption.



Capacity & Label Expansion
Increase manufacturing capacity while pursuing expanded product indications and labeling.

Patient Access Expansion
Broaden patient access by increasing availability and adoption across centers.

Evidence & Adoption
Generate clinical evidence and expand awareness to accelerate adoption.

(1) Center of Excellence (CoE): A high-standard transplant / heart failure center prioritized for STAH use, training, and collaboration. Selected for high-impact case volume, clinical reputation, and data generation
Sources: PMI SEC filings and SynCardia Systems, LLC

SynCardia's products are approved for sale in the U.S. and Canada only.

Next Generation Pneumatic Driver: The Unicorn



A lighter and quieter driver
for the STAH



2025
Prototype completion
2026
Design freeze and bench testing
2027
Clinical evaluation
2028
Regulatory pathway
2029
Potential commercialization milestone

All timelines are projected and subject to change. Actual timing may vary based on development, regulatory, clinical, manufacturing, financing, and other factors.
Source: SynCardia Systems internal product development plans and management estimates.

SynCardia's products are approved for sale in the U.S. and Canada only.

Building on the STAH: Emperor TAH



Emperor Drive System:
A compact electromechanical driver designed to replace the pneumatic drivers currently used with the STAH.

Setting the stage for a long-term indication and a fully implantable, high volume TAH



2024
Emperor Drive System Program initiated
2025
Animal Implants: Early Feasibility Design
2026
Animal Implants: Independent Dual Motor Design[1]
FDA Breakthrough Device Designation
2027
Emperor TAH Design Lock and Validation Testing
2028
GLP Animal Studies
FDA Investigation Device Exemption (IDE)
2029+
Clinical Development
2032
Potential Commercialization Milestone
FDA PMA Approval
2032+: Continued innovation

All timelines are projected and subject to change. Actual timing may vary based on development, regulatory, clinical, manufacturing, financing, and other factors.
Source: SynCardia Systems internal product development plans and management estimates.
1. Patent Pending

SynCardia's products are approved for sale in the U.S. and Canada only.

Total Artificial Heart Technology Comparison

	SynCardia Total Artificial Heart	BiVACOR® TAH	CARMAT Aeson® TAH
Regulatory Status (US)	Approved	Not approved (EFS in progress)	Not approved (IDE in progress)
Clinical Track Record	**Most extensive:** Over 2,100 implants and over 8 years longest support duration	**Very early:** 8 implants with ~3.5 months longest support duration	**Limited:** ~110 implants and 25 months longest support duration
Device Size	Two sizes: 70cc / 50cc **250g** (~ weight of healthy human heart)	Single size - **650g**	Single size - **900g**
Pulsatility	Yes (pneumatically driven)	No (continuous rotary flow)	Yes (hydraulic, biomimetic)
			

Sources: PMI SEC filings; companies' websites, press releases, annual or quarterly filings, conferences & SynCardia Systems LLC

SynCardia's products are approved for sale in the U.S. and Canada only.

Investment Drivers: Validated, Protected and Positioned for Growth

Proven Clinical Experience

The **only FDA-approved Total Artificial Heart** with more than 2100+ implants and decades of clinical experience.

Large Unmet Market

Hundreds of thousands of patients[1] face end-stage biventricular heart failure while donor heart availability remains limited, creating significant long-term market opportunity.

Innovation Pipeline

Leveraging decades of expertise to advance towards the **a fully implantable next generation TAH** and next generation electromechanical and pneumatic driver technologies.

Sources: 1) OPTN/SRTR Annual Data Report 2024 (Heart); Internal SynCardia Systems, LLC data

SynCardia's products are approved for sale in the U.S. and Canada only.


THANK YOU

SynCardia Systems, LLC / Picard Medical Inc.
1992 E. Silverlake Rd. Tucson, AZ 85713 | US
+1 520-545-1234 | info@syncardia.com
www.SynCardia.com

SynCardia Total Artificial Heart (STAH)
The STAH is approved for sale in the US and in Canada where it is indicated for use in cardiac transplant-eligible patients at risk of imminent death from biventricular failure. EU and international approvals are pending. For additional information and label information, to learn more visit us at www.syncardia.com.

Medical Advice Disclaimer
The information, including but not limited to, text, graphics, images, and other components contained in this material are for informational purposes only. No information in this material is intended to be a substitute for professional medical advice, diagnosis, or treatment. Always seek the advice of your physician or a qualified health care provider with any questions you may have regarding a medical condition. Never disregard professional medical advice or delay in seeking it because of information you have read in this material.

Trademarks
"Freedom" is a registered trademark of SynCardia Systems, LLC. "SynCardia Systems", the SynCardia logo, the Picard logo, "Giving the Gift of Time", "Saving Lives, one Heart at a Time", "Companion 2 Driver " are trademarks of SynCardia Systems, LLC.